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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):


                          July 22, 1999 (July 21, 1999)


                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-24923               25-1799439
(State or other jurisdiction of        (Commission             (IRS Employer
       incorporation)                  File Number)          Identification No.)


  4311 Jamboree Road, Newport Beach, California             92660-3095
   (Address of principal executive offices)                 (Zip code)



       Registrant's telephone number, including area code: (949) 483-4600

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         Registrant's press release dated July 21, 1999 is filed herewith as
Exhibit 20 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

       20           Press release of Registrant dated July 21, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CONEXANT SYSTEMS, INC.
                                            (Registrant)


                                            By /s/ BALAKRISHNAN S. IYER
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                                               Balakrishnan S.Iyer
                                               Senior Vice President and
                                               Chief Financial Officer

Dated:  July 22, 1999


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                                  EXHIBIT INDEX


Exhibit                                                            Sequentially
Number        Description                                          Numbered Page
-------       -----------                                          -------------

  20            Press release of Registrant dated July 21, 1999.